UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 24, 2009

Date of Report (Date of earliest event reported)

SERVICE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-24935	04-3430806
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Main Street, Medway, Massachusetts	02053
(Address of principal executive offices)	(Zip Code)

1-888-578-7282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor for Forward Looking Statements

This Current Report on Form 8-K contains forward-looking information, including information concerning Service Bancorp, Inc. and expectations concerning the mergers of Service Bancorp, M.H.C. and Service Bancorp, Inc. with and into Middlesex Bancorp MHC. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Service Bancorp, Inc.’s actual results or performance to be materially different from the results and performance expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements concerning Service Bancorp, Inc.’s belief, expectations or intentions concerning Service Bancorp, Inc.’s future performance and the likelihood that the mergers of Service Bancorp, Inc. and Service Bancorp, M.H.C. will in fact occur in a timely manner. These statements reflect Service Bancorp, Inc.’s current views. They are based on numerous assumptions and are subject to numerous risks and uncertainties relating to the mergers, including obtaining all requisite regulatory approvals in a timely fashion, obtaining the timely approval of the corporators of Service Bancorp, M.H.C., absence of a material adverse effect on Service Bancorp, Inc., satisfaction of all other conditions to the mergers and timely closing of the mergers by both parties.

Item 8.01	Other Events.

On April 24, 2009, Service Bancorp, Inc. (the “Company”) issued a press release announcing that, at the Special Meeting of Stockholders held on April 23, 2009, its stockholders had approved the Agreement and Plan of Merger dated as of December 8, 2008 and amended March 18, 2009 (as amended, the “Merger Agreement”) among Middlesex Savings Bank and Service Bancorp, M.H.C, the Company, and Strata Bank. The transaction remains subject to several conditions, including the receipt of regulatory approvals, and the approval of the corporators of each of Service Bancorp, M.H.C. and Middlesex Bancorp, MHC, a mutual holding company which Middlesex Savings Bank is expected to form (subject to receipt of required approvals) prior to the consummation of the transactions contemplated by the Merger Agreement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE BANCORP, INC.

By:	/s/ Mark L. Abbate
Mark L. Abbate
Executive Vice President and Chief Financial Officer

Date: April 24, 2009